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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 28, 2002
                        (Date of earliest event reported)


                              OPENWAVE SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)




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
           Delaware                      000-25687                    94-3219054
  (State of incorporation or       (Commission File No.)             (IRS Employer
        organization)                                             Identification No.)
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                             1400 Seaport Boulevard
                             Redwood City, CA 94063
                    (Address of principal executive offices)


                                 (650) 480-8000
              (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENTS.

        On May 28, 2002, Openwave Systems Inc. (the "Company") agreed to acquire certain technology from Ellipsus Systems, Inc. ("Ellipsus"). The Company will pay approximately $17.5 million consisting primarily of common stock of the Company and the remaining portion consisting of cash for the certain technology and related assets of Ellipsus. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

        On May 28, 2002, the Company executed a definitive agreement to acquire SignalSoft Corporation ("SignalSoft") in a transaction with a total equity value of approximately $59 million. SignalSoft develops and distributes software applications for both commercial and emergency (E911) location-based services. To effect the transaction, the Company will commence a tender offer for all of SignalSoft's outstanding common stock at a price of $2.26 per share. SignalSoft stockholders holding approximately 30% of the outstanding shares of SignalSoft have entered into a Stockholders Agreement pursuant to which they have agreed to tender their shares into the Company's offer. The acquisition is expected to close in the third calendar quarter of 2002. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

        99.1 Press Release issued by Openwave Systems Inc., dated May 29, 2002, entitled "Openwave Acquires Ellipsus Technology to Deliver Comprehensive Download Management Solution."

        99.2 Press Release issued by Openwave Systems Inc., dated May 29, 2002, entitled "Openwave to Acquire SignalSoft to Expand Portfolio of Mobile Data Services."


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        SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                  OPENWAVE SYSTEMS INC.



                                  By:     /s/ ALAN J. BLACK
                                     ---------------------------------------
                                  Name:  Alan J. Black
                                  Title: Chief Financial Officer and Senior Vice
                                         President, Corporate Affairs

Date:  May 30, 2002



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                                  EXHIBIT INDEX

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
      EXHIBIT NO.                                    DESCRIPTION
      -----------                                    -----------
        99.1          Press Release issued by Openwave Systems Inc., dated May 29, 2002, entitled "Openwave Acquires Ellipsus Technology to Deliver Comprehensive
                      Download Management Solution."

        99.2          Press Release issued by Openwave Systems Inc., dated May 29, 2002, entitled "Openwave to Acquire SignalSoft to Expand Portfolio of Mobile
                      Data Services."
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